WISDOMTREE TRUST

WisdomTree Asia Local Debt Fund

Supplement Dated March 4, 2011

To The Current Prospectus and Statement of Additional Information

The following information supplements, and should be read in conjunction with, the WisdomTree Asia Local Debt Fund’s Current Prospectus and Statement of Additional Information.

The WisdomTree Asia Local Debt Fund (Ticker Symbol: ALD) is expected to commence operations and be available for sale in mid-March 2011.

If you would like additional information, including information about the WisdomTree Asia Local Debt Fund or other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.